Exhibit 10.(n)(3)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 9 to Registration Statement No. 333-219679 on Form N-2 of our report dated December 22, 2016, relating to the financial statements and financial highlights of KKR Income Opportunities Fund appearing in the Annual Report on Form N-CSR of KKR Income Opportunities Fund for the year ended October 31, 2016.

/s/ Deloitte & Touche LLP

San Francisco, California
October 18, 2017